UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1300 Main Street Box 130 Atchison, Kansas	66002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 367-1480

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release which was issued on August 1, 2006, by the Company.

An investors conference call will take place at 10:00 a.m. central standard time on Wednesday, August 16, 2006.  The Company’s senior management will discuss the Company’s fourth quarter results and certain forward looking information during the conference call.  Interested persons may listen to the conference call via telephone by dialing (877) 715-5297 before 9:50 a.m. central time, or access it on the Internet at www.mgpingredients.com.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1    Press Release dated August 1, 2006, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: August 1, 2006	By:	/s/ Timothy W. Newkirk
Timothy W. Newkirk
Chief Operating Officer

INDEX TO EXHIBITS

99.1	Press Release dated August 1, 2006, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.